
Cyan Mallard Creek
Charlotte, NC

INVESTOR PRESENTATION

June 2025

INDEPENDENCE REALTY TRUST

Table of Contents


Destination at Arista
Broomfield, CO


Destination at Arista
Broomfield, CO

INDEPENDENCE REALTY TRUST

INVESTMENT HIGHLIGHTS

Our Simple Business Model of Operating and Renovating Predominantly Class-B Apartment Communities in High-Growth Markets, where Demand Outpaces Supply, Positions IRT to Continue Delivering Sector-Leading Total Returns

Simple Business Model

Grow CFFO per share through Operational Excellence, Accretive Value-Add Renovations, and Investing in Markets where Demand Outstrips Supply

Sector-Leading Total Returns

5-Year TSR: 136%
10-Year TSR: 277%

Class-B Focused Portfolio

74% Sunbelt
20% Midwest
6% Mountain West

Strong, Flexible Balance Sheet

S&P 400 Mid-Cap Company with 'BBB' rating, stable outlook, and ~$750 million of liquidity to fund growth

Value-Add Program

*Average ROI of **16.6%** on ~9,700 Completed Renovations have Boosted Same-Store NOI by 20%*

Future Pipeline of ~13,000 Units Represents $39 - $40 Million of Incremental NOI and ~$500 Million of Future Shareholder Value

(1) Based on closing stock prices and consensus FFO per share estimates as of May 20, 2025.

Portfolio Overview

PORTFOLIO SUMMARY [1]

OWN AND OPERATE

113 Communities

33,175 Units

Sunbelt Exposure

73% of NOI

95.4% 1Q '25 average occupancy +100 basis points vs 1Q '24

(1) Portfolio summary data is as of March 31, 2025.



IN
OH
CO
KY
TN
NC
OK
SC
TX
AL
GA
FL
IRT's Operating Communities
Community in Lease up

Q1 2025 RESULTS

- Core FFO per share of $0.27
- Same-Store Portfolio Results:
  - 2.3% revenue Y/Y growth
  - 1.6% operating expense Y/Y growth
  - 2.7% NOI Y/Y growth
- Increased scale in Indianapolis with $59.5 million acquisition (280 units)
- 275 Value Add renovation completions at average ROI of 16.2%
- Leverage on-track to achieve mid-5x net debt/EBITDA in Q4 2025
- 100% of debt is fixed and/or hedged
- Only 17% of total debt matures between now and YE 2027

RECENT UPDATES

Recent Operating Trends

Demand and Occupancy

- **Prospective resident leads and tours remain strong, indicating sustained demand** with quarter-to-date lead volume up 9% and tour volume up 30% compared to last year.
- **Same-store occupancy remains stable.** We expect Q2 2025 average occupancy of approximately 95.4%.

Effective Same-Store Rental Rate Trade Outs

- **Blended same-store rental rates continue to improve into Q2.** For Q2, blended rental rate growth is expected to be between 0.5% and 0.9%.
- **New lease trade outs continue to improve** month to month in Q2 2025 as expected. Currently, we expect Q2 2025 new leases rates to be between (2.5%) and (2.9%).
- **Renewal rate increases** expected to be approximately 3.9% for Q2 2025; 96% of our expected Q2 2025 renewals are complete.

Operating Expenses

- **Controllable operating expenses** are trending lower than originally expected as our focus on efficiency and controlling inflationary effects through proactive procurement.
- **Our recent property insurance renewal** on May 15, 2025, realized a 20% *decrease* in our premium. Our liability insurance is set to renew on July 1st and we will update our 2025 guidance in our Q2 2025 earnings call.

RECENT UPDATES

Operating Metrics Update

Highlights of our Q1 2025 full quarter results included in the charts below:


Occupancy
Same-Store Excluding Value Add
94.7%
95.8%
95.9%
95.7%
95.6%
Q1 24
Q2 24
Q3 24
Q4 24
Q1 25
Same-Store Value Add
93.8%
94.3%
94.5%
94.9%
95.1%
Q1 24
Q2 24
Q3 24
Q4 24
Q1 25
Same-Store Total (1)
94.4%
95.4%
95.5%
95.5%
95.4%
Q1 24
Q2 24
Q3 24
Q4 24
Q1 25
Same-Store Total Lease over Lease Rent Growth (2)
New Leases
6%
4%
2%
0%
-2%
-4%
-6%
-3.4%
-1.9%
-3.6%
-4.7%
-4.6%
Q1 24
Q2 24
Q3 24
Q4 24
Q1 25
Renewals
4.3%
3.3%
3.8%
5.4%
4.8%
Q1 24
Q2 24
Q3 24
Q4 24
Q1 25
Blended
0.3%
1.0%
0.7%
0.0%
0.1%
Q1 24
Q2 24
Q3 24
Q4 24
Q1 25

DRIVERS OF GROWTH: Overview

Generating Durable Cash Flow Growth throughout the Economic Cycle

Sector-Leading NOI Growth

Sector-leading same-store NOI growth driven by operational excellence, proven Value-Add renovations, and compelling supply-demand fundamentals

Disciplined Capital Allocation

Creating value through accretive acquisitions and periodic capital recycling

Compelling Supply-Demand Dynamics

Waning supply growth and continued strong demand position IRT to enter 2026 with strong leasing and CFFO per share momentum

Flexible, Strong Balance Sheet

BBB rated with conservative leverage, low debt maturities, and ample liquidity to fund growth



Avalon Oaks
Columbus, OH



Millenia 700
Orlando, FL

INDEPENDENCE REALTY TRUST

DRIVERS OF GROWTH: Sector-Leading NOI Growth

Our concentrations of properties in high-growth, high-demand markets, combined with our operational expertise and Value-Add renovations, fuel our sector-leading same-store NOI growth

Same-Store NOI Growth (1)



IRT's significant outperformance vs. Coastal & Non-Gateway peers
IRT 45%
Non-Gateway 30%
Peer Group 20%
Coastal 14%
150
145
140
135
130
125
120
115
110
105
100
95
90
85
2019
2020
2021
2022
2023
2024
2025 Mid-Point
IRT
Non-Gateway
Coastal
Peer Group

2025 Same-Store NOI Growth (Midpoint of Guidance) (1)



2.1%
0.3%
2.3%
1.4%
180 bps higher than Non-Gateway peers
IRT
Non-Gateway
Coastal
Peer Group

(1) The coastal peer group includes AVB, EQR, ESS, and UDR; non-gateway peer group includes CPT, CSR, MAA, and NXRT. Same-Store NOI growth is based on the definitions used by the peer group companies and may not be comparable.

INDEPENDENCE REALTY TRUST

DRIVERS OF GROWTH: Accretive Value-Add Renovations

Every $1 Invested Boosts Asset Value by 3x

- Value-Add renovations on ~9,700 units to-date have generated a 16.6% return on investment, powering a ~20% lift in annual NOI growth
- Future pipeline of ~13,000 Value Add units represents $39-$41 million of incremental NOI, or roughly $500 million of future shareholder value

Value Add Pipeline [2]

($ in millions)	In-Place Program	2025 Starts	Future Pipeline	Total
Units to Renovate	14,593	2,789	5,280	22,662
Units Renovated-to-Date	(9,717)	-	-	(9,717)
Remaining Units to Renovate	4,876	2,789	5,280	12,945
Remaining Renovation Costs [3]	$88 - $93	$50 - $53	$95 - $100	$233 - $246
Incremental NOI [4]	$15	$8 - $9	$16 - $17	$39 - $41
Incremental Value Creation [5]	$177 - $187	$101 - $107	$192 - $202	$470 - $496

NOI Boost: Value Add program boosts baseline NOI driving outsized growth


5.7%
0.8%
4.9%
3.2%
0.6%
2.6%
2.7%
0.6%
2.1%
2023
2024
Q1 25
Total same-store NOI growth
Value Add NOI boost ~20%
Baseline same-store NOI growth

(1) Calculated as total units completed to date of 9,717 multiplied by $232 rent premium annualized.
(2) Value add pipeline data is as of March 31, 2025. These projections constitute forward-looking information. See "Forward-Looking Statement" at the end of this presentation.
(3) Illustrative estimated cost / unit ranging from $18,000 to $19,000.
(4) Illustrative 16.6% annual ROI based on IRT's historical returns.
(5) Calculated as incremental NOI, divided by 5.5% cap rate net of renovation costs.

INDEPENDENCE REALTY TRUST

DRIVERS OF GROWTH: Accretive Value-Add Renovations

Value-Add Case Study: Avalon Oaks, Columbus OH

Before	After
	
	

Our Value-Add Renovations achieve outsized value creation:

- **Acquired in Feb 2018 for $23.0mm**, this 235-unit, 97% occupied community expanded our Columbus footprint in a high-demand submarket with limited new Class A supply and rents ~7% below comps.
- **Added to our Value-Add Program in February 2020,** renovation upgrades included: kitchen and amenity enhancements, in-unit W/Ds, and offer upside through rent growth and operating efficiencies.
- **Post-renovation valuation of $48.5M reflects a $18.6M in incremental value creation (111% increase)**, representing an 81% gain on a cap rate equivalent basis.
- **Upgrades drove a 65% average rent increase and delivered a 29% unlevered ROI**, highlighting strong value creation and improved resident profile.

	At Acquisition (2/27/18)	3/31/25	Change
Revenue (TTM)	$2.6mm	$4.2mm	+59%
NOI (TTM)	$1.4mm	$2.8mm	+102%
NOI Margin	52.6%	66.7%	+1,409 bps
Ave. Eff. Monthly Rent	$868	$1,435	+65%



$23.0
$6.9
$18.6
$48.5
Purchase Price
Invested Capital
Value Created
Total Value

Note: Dollars in millions except average monthly rental rate
(1) Assumes market economic cap rate of 5.5%

As of March 2025, we have invested $6.9mm in the property including approximately $3.4mm through our Value-Add program and renovations are 93% complete

DRIVERS OF GROWTH: Accretive Acquisitions

Acquisitions are Accretive to CFFO per Share on Day 1; Greater Scale Supports Operating Efficiencies Long-Term

- Since Q4 2025, we have acquired three communities totaling $217 million and 900 apartment homes
- Our remaining ~$156 million of forward equity proceeds can fund another ~$240 million of acquisitions[1]

Recent Property Acquisitions

Highland Ridge
Charlotte, NC



Acquisition date	11/1/2024
Purchase price	$73.5mm
Units	300
Year of Construction	2023
Economic Cap Rate[2]	5.7%

Serenza at Ocoee Village
Orlando, FL



Acquisition date	12/5/2024
Purchase price	$84.3mm
Units	320
Year of Construction	2023
Economic Cap Rate[2]	5.8%

Autumn Breeze
Indianapolis, IN



Acquisition date	2/27/2025
Purchase price	$59.5mm
Units	280
Year of Construction	2008
Economic Cap Rate[2]	5.7%

(1) Assumes 35% leverage on the acquisitions.
(2) Economic Cap Rate represents the NOI for the first full year of ownership, inclusive of a market management fee, replacement reserves and anticipated capital expenditures, if any.

DRIVERS OF GROWTH: Accretive Acquisitions

Pending Acquisitions

- We are under contract to acquire two communities for $155 million
- Combined economic cap rate of 5.8%[1]
- Immediate operating synergies and scale in both Orlando and Colorado Springs

Pending Acquisitions

Orlando, FL



Colorado Springs, CO



	Orlando, FL	Colorado Springs, CO
Acquisition date	June/July 2025	July 2025
Units	403	200
Year of Construction	2019	2024

(1) Economic Cap Rate represents the NOI for the first full year of ownership, inclusive of a market management fee, replacement reserves and anticipated capital expenditures, if any.

DRIVERS OF GROWTH: Demand Outpacing Supply

Population Growth Outstrips Apartment Deliveries in IRT Markets, Supporting Long-Term Pricing Power

- New completions peaked in 2024 and are forecasted to be dramatically lower in 2025-2027
- Population growth in IRT markets outpaced supply growth by 4.9x during the past three years and is forecasted to outstrip supply growth by 6.8x going forward

New Supply Expected to Decline Substantially

- National Class B vacancy rates proved more resilient to the supply shock, and are forecasted to remain below Cass A vacancy rates



700,000
650,000
600,000
550,000
500,000
450,000
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
Completions (Units)
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
Vacancy Rate (%)
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
Completions
Projected Completions
Class A Vacancy
Class BC Vacancy

Demand from Growing Population to Strengthen Further[1][2]

- During 2022-2024, population growth-to-supply growth in IRT's markets outpaced the national average. This ratio is forecasted to further improve to 6.8x during the next three years



8.0x
7.0x
6.0x
5.0x
4.0x
3.0x
2.0x
1.0x
0.0x
Population-to-New Supply Growth
4.9x
4.7x
6.8x
5.2x
3 Yr Historical Avg
(2022 – 2024)
3 Yr Projected Avg
(2025 – 2027)
IRT
National Average

Data Source: CoStar Q1 2025 data release
(1) IRT Weighted Averages based on NOI Exposure by market.
(2) Represents the number of people migrating to markets for every one unit delivered.

INDEPENDENCE REALTY TRUST

DRIVERS OF GROWTH: Demand Outpacing Supply

- As population growth increases and supply growth slows in IRT's markets, we expect the supply-demand ratio to strengthen throughout our portfolio
- Among IRT's top 10 markets, Oklahoma City, Atlanta, Tampa, Indianapolis, and Dallas-Ft. Worth are expected to see the strongest increases

Projected Population-to-Supply Growth (2025 – 2027) in IRT's Top 10 Markets (1)(2)(3)



2.3 x
3.6 x
3.7 x
4.0 x
4.5 x
4.5 x
5.9 x
6.0 x
6.4 x
6.8 x
7.3 x
12.8 x
Memphis
Nashville
Denver
Raleigh-Durham
Columbus
Tampa
IRT: Top 10 Markets
Dallas-Ft. Worth
Indianapolis
IRT: Total Portfolio
Atlanta
Oklahoma City

(1) Based on CoStar Data Q1 2025
(2) IRT Weighted Average based on NOI Exposure by market
(3) Represents the number of people migrating to markets for every one unit delivered

DRIVERS OF GROWTH: Housing Affordability Factor

Owning a Home is 2x the Cost of Renting with IRT

Rent vs. Buy Cost Differential continues to support rental demand:

- Based on the median home price across IRT's top 10 markets,[1] the average premium to buy and own a home is 90% higher than IRT's monthly rent

Home Ownership Monthly Cost[2] vs IRT In-Place Rents



On Average, Ownership Costs are
36% - 196% higher than IRT's Rent
90% more to own a home
Monthly Cost
$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
Atlanta - GA
Columbus - OH
Dallas-Fort Worth - TX
Denver - CO
Indianapolis - IN
Memphis - TN
Nashville - TN
Oklahoma City - OK
Raleigh - Durham - NC
Tampa - FL
IRT Top 10 Markets WAV
IRT In-Place Monthly Rent
Homeownership Cost

(1) Median home price of ~$438,000 across IRT's top 10 markets is calculated from Redfin for the month of March 2025, based on actual sale prices for All Home types (Single family, Townhomes, and Condos). Top 10 IRT Markets weighted based on NOI exposure for IRT Budget-Actuals; NOI is weighted at the zip code level.

(2) Monthly Home Ownership Costs assume a 20% down payment and monthly estimates for insurance and real estate taxes.

INDEPENDENCE REALTY TRUST

DRIVERS OF GROWTH: IRT's Value Proposition for Renters

IRT's Average Rent is a Compelling Value that Supports Demand

- On average, IRT's rent was ~$615 per month, or 36% lower than new construction suburban rents(1)
- Additionally, IRT's Class B communities do not compete directly with new Class A development

IRT Monthly Rents vs. New Construction Rents



$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Atlanta
Dallas - Fort Worth
Columbus
Denver
Raleigh - Durham
Oklahoma City
Indianapolis
Tampa
Nashville
Memphis
Total/WAV
36% lower rents
IRT
New Construction

(1) IRT's average asking rent vs. new construction suburban rent for two-bedroom apartments; reflects Yardi Q1 25 data.

Independence Realty Trust

DRIVERS OF GROWTH: Class B Apartment Demand Inelasticity

Defensive Middle-Market Communities are Positioned to Perform throughout the Economic Cycle


A
B
C

A
- Higher income residents move down in a recession
- Renters move down to Class B as rent increases outstrip income growth

B
- Capture households moving down in a recession
- Capture seniors who sell homes to fund retirement
- Capture individuals/families moving up with career progression

C
- Lower income residents move up as income grows

Class B Positioning:

- Most opportunity to consistently increase rents
- Less exposure to homeownership
- Less likely to be impacted from new construction

Sample Resident Demographic:

- Value driven
- Middle income category
- Renters by necessity

Residents Require Accommodations That Are:

- Affordable
- Well maintained, spacious, comfortable, clean and modern
- Equipped with state-of-the-art amenities
- Conveniently located

DRIVERS OF GROWTH: Strong, Flexible Balance Sheet

Ample Liquidity to Fund Growth

Simple capital structure & ~$750 million of liquidity including $162 million of available forward equity to fund growth[1]



Common Equity
Secured Debt
Unsecured Debt
69%
18%
13%
$7.3B
Total Market Cap

Investment Grade Rated

Agency	Rating	Outlook
Fitch Ratings	BBB	Stable
S&P Global Ratings	BBB	Stable

Conservatively Leveraged



6.7x
5.9x
mid-5x
Q4 2023
Q4 2024
Q4 2025e

Well Laddered Debt Maturities[2]



$ in millions
$30
$336
$21
$980
$617
$257
2025
2026
2027
2028
2029
Thereafter

(1) IRT stock price as of 3/31/25
(2) Reflects our March 31, 2025, debt maturity schedule.

INDEPENDENCE REALTY TRUST

WHY IRT | WHY NOW

IRT's Differentiated Strategic Approach to the Apartment Sector Has and Will Continue to Produce Strong Shareholder Returns

1-Year Total Returns (1)



IRT
16%
RMS
11%
Multifamily Index
9%

5-Year Total Returns (1)



IRT
136%
RMS
67%
Multifamily Index
52%

10-Year Total Returns (1)



IRT
277%
Multifamily Index
103%
RMS
74%

CFFO per Share Growth (2)



155
150
145
140
135
130
125
120
115
110
105
100
95
90
85
80
2019
2020
2021
2022
2023
2024
2025 Mid-Point
IRT
55%
Non-Gateway
38%
Peer Group
26%
Coastal
18%
IRT
Non-Gateway
Coastal
Peer Group

(1) Source: Bloomberg data as of the time periods ended 5/20/2025.
(2) Source: Company reports; coastal peer group includes AVB, EQR, ESS, and UDR; non-gateway peer group includes CPT, CSR, MAA, and NXRT. CFFO per share metrics are based on the definitions used by the peer group companies and may not be comparable.

WHY IRT | WHY NOW

IRT's Formula for Outsized Returns

Our approach to operating, renovating, and investing in apartment communities in high-growth, non-gateway markets, where demand for housing outstrips supply growth, positions us to continue delivering outsized returns for investors

Value-Add Program
Supports Sector-Leading Same-Store NOI Growth

+

Accretive Investments
Leverage established local networks and ample liquidity to increase scale in existing markets

+

Markets with Favorable Supply-Demand Imbalances

=

Outsized Shareholder Returns

Value-Add Program

- √ Prioritize capital allocation to Value-Add program, which enhances baseline NOI with timely, accretive Value-Add renovations
- √ Value-Add program's high-teen ROI's and scale, relative to our total portfolio, boost same-store NOI by 20%, on average

Accretive Investments

- √ Continue acquiring at economic cap rates that are immediately accretive to CFFO per share
- √ Increase scope and scale in existing [Sunbelt, Midwest and Mountain West] markets to improve operating efficiency

Markets with Favorable Supply-Demand Imbalances

- √ Capitalize on rising market rents resulting from waning supply and strong demand to grow property revenues and NOI
- √ Remain vigilant on managing operating expenses and overhead to maximize revenue flowthrough to CFFO
- √ Organically de-lever to mid-5x to reduce WACC over time

Outsized Shareholder Returns

- √ Over the past 5 years:
  - o Superior CFFO per share growth
  - o Best total shareholder returns
- √ Patient and Disciplined management team
- √ Track record of strong execution of our Simple, Low-Risk Business Model


Destination at Arista
Broomfield, CO

Appendices

Our Markets

IRT's portfolio of 113 multifamily communities is focused on high-growth markets in the Sunbelt, Midwest and Mountain West regions

Geographic Distribution



CO
IN
OH
KY
OK
TN
NC
SC
TX
AL
GA
FL
Operating Communities

Sunbelt Exposure

Communities | 80
Units | 24,475
% of NOI | 73%

TOP 10 MARKETS

Market	Units	% Unit	% NOI
Atlanta	5,180	15%	14%
Dallas	4,007	12%	14%
Columbus	2,510	7%	7%
Tampa	1,791	5%	7%
Denver[1]	1,722	5%	6%
Indianapolis	2,259	7%	6%
Oklahoma City	2,147	6%	6%
Nashville	1,508	5%	5%
Raleigh-Durham	1,690	5%	5%
Memphis	1,383	4%	4%
Total	**24,146**	**71%**	**74%**

- Strong presence in high growth metros including Atlanta, Charlotte, Tampa, Dallas, Denver and Nashville; exited markets with slower growth and higher costs
- Sunbelt and Midwest regions have exhibited strong fundamentals with favorable population migration trends due to a lower cost of living, better tax policy and growing economic opportunity

Over the next three years, job growth in IRT's Sunbelt markets is expected to outperform the gateway cities by 1.3x annually

Note: Portfolio summary data as of March 31, 2025. Sunbelt markets defined as AL, FL, GA, NC, OK, SC, TN and TX.
(1) Our Denver market includes communities in Denver, Fort Collins, Colorado Springs, and Loveland, CO. Excludes 'Flatiron Flats' community that is currently in lease up.

INDEPENDENCE REALTY TRUST

Our Markets | Atlanta

Community Map


Atlanta
Marietta
Sandy Springs
Brookhaven
Decatur
Tucker
Smyrna
Norcross
Duluth
Lilburn



Pointe at Canyon Ridge
Sandy Springs, GA



Waterstone at Big Creek
Alpharetta, GA

Job Growth


0.68%
0.95%
0.85%
2024
2025
2026

Population Growth


1.13%
0.93%
0.99%
2024
2025
2026

2025 Job Growth

US Average	0.71%
Gateway Markets	0.53%

2025 Population Growth

US Average	0.58%
Gateway Markets	0.74%

Supply Growth


5.72%
1.08%
2.10%
2024
2025
2026

Major Employers

Coca-Cola, UPS, The Home Depot, AT&T, BMW, DELTA, Porsche, Mercedes-Benz

Source: CoStar Q1 2025

Atlanta represents 14.7% of IRT's NOI

INDEPENDENCE REALTY TRUST

Our Markets | Dallas

Community Map



Fort Worth
Arlington
Irving
Dallas
Plano
Garland



Avenues at Craig Ranch
Dallas, TX



Vue at Knoll Trail
Dallas, TX

Job Growth



1.42%
1.27%
1.17%
2024
2025
2026

Population Growth



1.99%
1.24%
1.24%
2024
2025
2026

2025 Job Growth

US Average	0.71%
Gateway Markets	0.53%

2025 Population Growth

US Average	0.58%
Gateway Markets	0.74%

Supply Growth



4.34%
2.66%
1.70%
2024
2025
2026

Major Employers

AT&T
BaylorScott&White HEALTH
American Airlines
Texas Instruments

Source: CoStar Q1 2025

Dallas represents 13.5% of IRT's NOI

INDEPENDENCE REALTY TRUST

Our Markets | Columbus

Community Map



Columbus
Worthington
New Albany
Hilliard
Gahanna
Blacklick
Reynoldsburg
Groveport
Obetz
Pickerington
Lockbourne
Rickenbacker International Airport



Bennington Pond Apartments

Groveport, OH



Schirm Farms

Canal Winchester, OH

Job Growth



-0.66%
0.89%
0.62%
2024
2025
2026

Population Growth



1.38%
1.13%
0.93%
2024
2025
2026

2025 Job Growth	
US Average	0.71%
Gateway Markets	0.53%

2025 Population Growth	
US Average	0.58%
Gateway Markets	0.74%

Supply Growth



1.44%
2.06%
0.66%
2024
2025
2026

Major Employers

Intel, Nationwide, CardinalHealth, OhioHealth, JPMorganChase, The Ohio State University

Source: CoStar Q1 2025

Columbus represents 7.1% of IRT's NOI

INDEPENDENCE REALTY TRUST

Our Markets | Tampa

Community Map



Tampa



Gateway at Pinellas
Tampa, FL



Vantage on Hillsborough
Tampa, FL

Job Growth



0.63%
1.07%
0.81%
2024
2025
2026

Population Growth



1.52%
1.05%
0.87%
2024
2025
2026

2025 Job Growth

US Average	0.71%
Gateway Markets	0.53%

2025 Population Growth

US Average	0.58%
Gateway Markets	0.74%

Supply Growth



4.39%
2.92%
1.20%
2024
2025
2026

Major Employers

Transamerica, HSN, JABIL, Raymond James, Franklin Templeton

Source: CoStar Q1 2025

Tampa represents 6.7% of IRT's NOI

Independence Realty Trust

Our Markets | Denver

Community Map



Fort Collins
Eaton
Rocky Mountain National Park
Arapaho and Roosevelt National Forests
Longmont
Boulder
Denver
Lakewood
Aurora
Littleton
Parker
Fort Morgan
Brush
Breckenridge
Leadville
Pike-San Isabel National Forest
Limon
Hugo



Destination at Arista

Broomfield, CO



Bristol Village

Aurora, CO

Job Growth



0.72%
1.08%
0.98%
2024
2025
2026

Population Growth



1.00%
0.83%
0.84%
2024
2025
2026

2025 Job Growth	
US Average	0.71%
Gateway Markets	0.53%

2025 Population Growth	
US Average	0.58%
Gateway Markets	0.74%

Supply Growth



7.45%
5.77%
2.73%
2024
2025
2026

Major Employers

Centura Health. HealthONE Lockheed Martin CenturyLink

Source: CoStar Q1 2025

Denver represents 5.7% of IRT's NOI

Independence Realty Trust

Our Markets | Indianapolis

Community Map



Indianapolis
Carmel
Fishers
Zionsville
Whitestown
Meridian Hills
Lawrence
Speedway
Beech Grove
Cumberland
New Palestine
Greenwood
Southport
Mooresville
Greenfield
Franklin



Bayview Club Apartments

Indianapolis, IN



Reveal on Cumberland

Indianapolis, IN

Job Growth



2.20%
0.79%
0.73%
2024
2025
2026

Population Growth



1.18%
0.74%
0.57%
2024
2025
2026

2025 Job Growth	
US Average	0.71%
Gateway Markets	0.53%

2025 Population Growth	
US Average	0.58%
Gateway Markets	0.74%

Supply Growth



2.62%
0.12%
0.01%
2024
2025
2026

Major Employers

Anthem. Allison Transmission Roche Lilly Celadon St.Vincent

Source: CoStar Q1 2025

Indianapolis represents 6.2% of IRT's NOI

INDEPENDENCE REALTY TRUST

Our Markets | Oklahoma City

Community Map



Piedmont
The Village
Nichols Hills
Oklahoma City Zoo
Jones
Bethany
Yukon
Forest Park
Spencer
Nicoma Park
Choctaw
Midwest City
Del City
Will Rogers World Airport
Valley Brook
Mustang



Windrush
Oklahoma City, OK



Augusta
Oklahoma City, OK

Job Growth



2.00%
0.77%
0.55%
2024
2025
2026

2025 Job Growth

US Average	0.71%
Gateway Markets	0.53%

Population Growth



1.06%
0.83%
0.72%
2024
2025
2026

2025 Population Growth

US Average	0.58%
Gateway Markets	0.74%

Supply Growth



3.46%
2.58%
0.79%
2024
2025
2026

Major Employers

The University of Oklahoma
HOBBY LOBBY
INTEGRIS HEALTH
paycom

Source: CoStar Q1 2025

Oklahoma City represents 5.4% of IRT's NOI

Our Markets | Nashville

Community Map



Nashville
Mt. Juliet
Belle Meade
Berry Hill
Brentwood
La Vergne
Smyrna
Franklin
Nolensville
Fairview
Kingfield
Leipers Fork
Arrington
Rudderville
West Harpeth
Thompson's Station
Spring Hill
Bethesda
College Grove
Murfreesboro
Salem
Rockvale
Rural Hill
Gladeville
Pasquo
Pegram
Kingston Springs



Landings of Brentwood

Brentwood, TN



Stoneridge Farms

Smyrna, TN

Job Growth



0.49%
1.03%
0.90%
2024
2025
2026

Population Growth



1.66%
1.15%
0.98%
2024
2025
2026

2025 Job Growth	
US Average	0.71%
Gateway Markets	0.53%

2025 Population Growth	
US Average	0.58%
Gateway Markets	0.74%

Supply Growth



3.49%
3.12%
0.74%
2024
2025
2026

Major Employers

Saint Thomas Health — With you. For life.

Vanderbilt University Medical Center

Vanderbilt University

Nissan Group of North America

Source: CoStar Q1 2025

Nashville represents 4.8% of IRT's NOI

Independence Realty Trust

Our Markets | Raleigh-Durham

Community Map



Grissom
Gorman
Youngsville
Durham
Oak Grove
Forest
Bethesda
Falls
Rolesville
Neuse
Clegg
Millbrook
Morrisville
Cary
Raleigh
Knightdale
Wilsonville
Apex
Garner



Creekstone at RTP

Durham, NC



Waterstone at Brier Creek

Raleigh, NC

Job Growth



4.28%
2.22%
2.09%
2024
2025
2026

Population Growth



4.29%
3.01%
2.49%
2024
2025
2026

2025 Job Growth	
US Average	0.71%
Gateway Markets	0.53%

2025 Population Growth	
US Average	0.58%
Gateway Markets	0.74%

Supply Growth



8.72%
2.01%
2.11%
2024
2025
2026

Major Employers

Citrix, Cisco, IBM, UNC REX Healthcare, DukeHealth

Source: CoStar Q1 2025

Raleigh-Durham represents 4.9% of IRT's NOI

Our Markets | Memphis

Community Map



Northaven
Bartlett
Memphis
Germantown
Nonconnah
Oakville
Southaven
Mississippi River



Walnut Hill
Memphis, TN



Stonebridge Crossing
Memphis, TN

Job Growth



0.01%
0.51%
0.37%
2024
2025
2026

Population Growth



0.03%
0.24%
0.17%
2024
2025
2026

2025 Job Growth	
US Average	0.71%
Gateway Markets	0.53%

2025 Population Growth	
US Average	0.58%
Gateway Markets	0.74%

Supply Growth



1.58%
3.94%
0.41%
2024
2025
2026

Major Employers

FedEx. Methodist St. Jude Children's Research Hospital Kroger Baptist

Source: CoStar Q1 2025

Memphis represents 3.8% of IRT's NOI

Independence Realty Trust

Our Markets | Houston

Community Map



Houston



Carrington Park at Huffmeister

Houston, TX



Carrington Place

Houston, TX

Job Growth



1.61%
0.85%
0.82%
2024
2025
2026

Population Growth



2.38%
1.43%
1.32%
2024
2025
2026

2025 Job Growth

US Average	0.71%
Gateway Markets	0.53%

2025 Population Growth

US Average	0.58%
Gateway Markets	0.74%

Supply Growth



7.63%
1.53%
0.72%
2024
2025
2026

Major Employers

H-E-B

The University of Texas MD Anderson Cancer Center

Houston Methodist Leading Medicine

Walmart

Source: CoStar Q1 2025

Houston represents 3.3% of IRT's NOI

Independence Realty Trust

Our Markets | Louisville

Community Map



St Marys
Floyds Knobs
Blackiston Mill
Watson
Utica
Prospect
Springhurst
Clarksville
New Albany
Jeffersonville
Northfield
INDIANA
KENTUCKY
Louisville
Hurstbourne
Middletown
Buchanan
Parkway Village
Shively
West Buechel
Jeffersontown
Lynnview
Parkwood



Prospect Park Apartment Homes

Louisville, KY



Oxmoor Apartments

Louisville, KY

Job Growth



0.62%
0.71%
0.51%
2024
2025
2026

2025 Job Growth

US Average	0.71%
Gateway Markets	0.53%

Population Growth



1.06%
0.52%
0.45%
2024
2025
2026

2025 Population Growth

US Average	0.58%
Gateway Markets	0.74%

Supply Growth



1.06%
0.00%
0.00%
2024
2025
2026

Major Employers

TOYOTA, Yum!, Humana, Ford, Kindred, GE APPLIANCES, UPS

Source: CoStar Q1 2025

Louisville represents 2.9% of IRT's NOI

Our Markets | Charlotte

Community Map



Huntersville
Lucia
Mt Holly
Harrisburg
Charlotte
Wildwoods
Mint Hill



Fountains Southend
Charlotte, NC



Vesta City Park
Charlotte, NC

Job Growth



2.29%
1.23%
1.07%
2024
2025
2026

Population Growth



2.15%
1.64%
1.34%
2024
2025
2026

2025 Job Growth	
US Average	0.71%
Gateway Markets	0.53%

2025 Population Growth	
US Average	0.58%
Gateway Markets	0.74%

Supply Growth



16.83%
9.42%
5.93%
2024
2025
2026

Major Employers

American Airlines
Bank of America
Truist
Lowe's
Wells Fargo

Source: CoStar Q1 2025

Charlotte represents 3.5% of IRT's NOI

INDEPENDENCE REALTY TRUST

Our Markets | Huntsville

Community Map



Mt Carmel
Chase
Huntsville
Madison
Redstone Arsenal
Big Cove



Bridgepoint
Huntsville, AL



Legacy at Jones Farm
Huntsville, AL

Job Growth



1.94%
0.73%
0.79%
2024
2025
2026

Population Growth



2.26%
1.18%
1.01%
2024
2025
2026

2025 Job Growth	
US Average	0.71%
Gateway Markets	0.53%

2025 Population Growth	
US Average	0.58%
Gateway Markets	0.74%

Supply Growth



13.62%
4.02%
2.18%
2024
2025
2026

Major Employers

Dynetics A Leidos Company | NASA | ADTRAN | SIEMENS | NORTHROP GRUMMAN

Source: CoStar Q1 2025

Huntsville represents 3.0% of IRT's NOI

INDEPENDENCE REALTY TRUST

Our Markets | Orlando

Community Map



Orlando
Lockhart
Ocoee
Pine Hills
Orlovista
Winter Park
Maitland
Conway
Windermere



Serenza at Ocoee Village
Orlando, FL



Millenia 700
Orlando, FL

Job Growth



0.87%
1.42%
1.26%
2024
2025
2026

Population Growth



2.54%
1.52%
1.24%
2024
2025
2026

2025 Job Growth	
US Average	0.71%
Gateway Markets	0.53%

2025 Population Growth	
US Average	0.58%
Gateway Markets	0.74%

Supply Growth



5.22%
6.30%
2.01%
2024
2025
2026

Major Employers

Universal Orlando, Lockheed Martin, Darden, Walt Disney World, Adventist Health System, SeaWorld Entertainment

Source: CoStar Q1 2025

Orlando represents 2.2% of IRT's NOI

Our Markets: Favorable Resident Demographics

Recent residents in IRT's top 10 markets are in their mid-30s and make an average annual income of ~$83,000, resulting in a ~21% rent to income[1]


CO
OK
TX
IN
OH
TN
NC
GA
FL
Top 10 IRT Markets by NOI

Top 5 Employment Sectors[1]

	Market	Average Income	1	2	3	4	5
1	Atlanta, GA	$86,015	Services/Retail	Professional	Healthcare	Technology	Sales
2	Dallas, TX	$92,637	Professional	Services/Retail	Technology	Healthcare	Engineering
3	Denver, CO	$89,510	Services/Retail	Construction	Professional	Sales	Hospitality
4	Columbus, OH	$82,623	Services/Retail	Professional	Healthcare	Construction	Self Employed
5	Indianapolis, IN	$82,944	Services/Retail	Professional	Healthcare	Hospitality	Construction
6	Raleigh-Durham, NC	$82,190	Services/Retail	Professional	Healthcare	Technology	Construction
7	Oklahoma City, OK	$82,356	Services/Retail	Professional	Healthcare	Technology	Student/Education
8	Tampa-St. Petersburg, FL	$85,612	Services/Retail	Professional	Healthcare	Self Employed	Sales
9	Nashville, TN	$82,258	Services/Retail	Professional	Technology	Construction	Healthcare
10	Memphis, TN	$91,412	Professional	Services/Retail	Healthcare	Student/Education	Sales
	PORTFOLIO AVERAGE	$85,556	Services/Retail	Professional	Healthcare	Technology	Sales

Key: Services/Retail; Professional; Healthcare; Technology; Sales; Engineering; Self Employed; Construction; Student/Education; Hospitality

	Market	Resident Average Age[1]
1	Atlanta, GA	37
2	Dallas, TX	37
3	Denver, CO	36
4	Columbus, OH	38
5	Raleigh-Durham, NC	37
6	Indianapolis, IN	38
7	Oklahoma City, OK	35
8	Tampa-St. Petersburg, FL	36
9	Nashville, TN	36
10	Memphis, TN	34
	PORTFOLIO AVERAGE	36

	Market	Rent/ Income[1]
1	Atlanta, GA	19.7%
2	Dallas, TX	20.5%
3	Denver, CO	23.6%
4	Columbus, OH	20.9%
5	Raleigh-Durham, NC	19.6%
6	Indianapolis, IN	20.1%
7	Oklahoma City, OK	17.8%
8	Tampa-St. Petersburg, FL	24.4%
9	Nashville, TN	21.0%
10	Memphis, TN	18.4%
	PORTFOLIO AVERAGE	20.6%

OUR MARKETS

IRT Resident Demographics at a Glance[1]

Young, growing resident population benefiting from amenity-rich communities without overextending on rent


48%
Male
Gender Breakdown
52%
Female


80%
Single
Marital Status
20%
Married

Residents make up a diverse job pool

Top Industries of Residents:

1. Services
2. Medical Services
3. Professional
4. Technology
5. Sales

Residents moving to our communities:

22%

are from out-of-state

30%

of those from out-of-state are from either the West Coast, IL or the Northeast

Average Resident Age: 37

Average Rent to Income of Our Newest Residents[2]

21%

(1) All resident demographic data is self-reported by residents. Data as of March 31, 2025.
(2) Data as of the last 90 days ending March 31, 2025.

DEFINITIONS & NON-GAAP FINANCIAL MEASURE RECONCILIATIONS

This presentation may contain non-U.S. generally accepted accounting principals ("GAAP") financial measures. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is included in this document and/or IRT's reports filed or furnished with the SEC available at IRT's website www.IRTLIVING.com under Investor Relations. IRT's other SEC filings are also available through this website.

Average Effective Monthly Rent per Unit

Average effective rent per unit represents the average of gross rent amounts, divided by the average occupancy (in units) for the period presented. IRT believes average effective rent per unit is a helpful measurement in evaluating average pricing. This metric, when presented, reflects the average effective rent per month.

Same-Store Average Occupancy

Same-store average occupancy represents the average occupied units for the reporting period divided by the average of total units available for rent for the reporting period.

EBITDA and Adjusted EBITDA

EBITDA is defined as net income before interest expense including amortization of deferred financing costs, income tax expense, and depreciation and amortization expenses. Adjusted EBITDA is EBITDA before certain other non-cash or non-operating gains or losses related to items such as asset sales, debt extinguishments and acquisition related debt extinguishment expenses, casualty losses, and abandoned deal costs. EBITDA and Adjusted EBITDA are each non-GAAP measures. IRT considers each of EBITDA and Adjusted EBITDA to be an appropriate supplemental measure of performance because it eliminates interest, income taxes, depreciation and amortization, and other non-cash or nonoperating gains and losses, which permits investors to view income from operations without these non-cash or non-operating items. IRT's calculation of Adjusted EBITDA differs from the methodology used for calculating Adjusted EBITDA by certain other REITs and, accordingly, IRT's Adjusted EBITDA may not be comparable to Adjusted EBITDA reported by other REITs.

Funds From Operations ("FFO") and Core Funds From Operations ("CFFO")

We believe that FFO and Core FFO ("CFFO"), each of which is a non-GAAP financial measure, are additional appropriate measures of the operating performance of a REIT and us in particular. We compute FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts ("NAREIT"), as net income or loss allocated to common shares (computed in accordance with GAAP), excluding real estate-related depreciation and amortization expense, gains or losses on sales of real estate and the cumulative effect of changes in accounting principles. While our calculation of FFO is in accordance with NAREIT's definition, it may differ from the methodology for calculating FFO utilized by other REITs and, accordingly, may not be comparable to FFO computations of such other REITs.

CFFO is a computation made by analysts and investors to measure a real estate company's operating performance by removing the effect of items that do not reflect ongoing property operations, including depreciation and amortization of other items not included in FFO, and other non-cash or non-operating gains or losses related to items such as casualty (gains) losses, abandoned deal costs, loan premium accretion and discount amortization, debt extinguishment costs, and merger and integration costs from the determination of FFO.

Our calculation of CFFO may differ from the methodology used for calculating CFFO by other REITs and, accordingly, our CFFO may not be comparable to CFFO reported by other REITs. Our management utilizes FFO and CFFO as measures of our operating performance, and believe they are also useful to investors, because they facilitate an understanding of our operating performance after adjustment for certain non-cash or non-recurring items that are required by GAAP to be expensed but may not necessarily be indicative of current operating performance and our operating performance between periods. Furthermore, although FFO, CFFO and other supplemental performance measures are defined in various ways throughout the REIT industry, we believe that FFO and CFFO may provide us and our investors with an additional useful measure to compare our financial performance to certain other REITs. Neither FFO nor CFFO is equivalent to net income or cash generated from operating activities determined in accordance with GAAP. Furthermore, FFO and CFFO do not represent amounts available for management's discretionary use because of needed capital replacement or expansion, debt service obligations or other commitments or uncertainties. Accordingly, FFO and CFFO do not measure whether cash flow is sufficient to fund all of our cash needs, including principal amortization and capital improvements. Neither FFO nor CFFO should be considered as an alternative to net income or any other GAAP measurement as an indicator of our operating performance or as an alternative to cash flow from operating, investing, and financing activities as a measure of our liquidity.

DEFINITIONS & NON-GAAP FINANCIAL MEASURE RECONCILIATIONS

Interest Coverage is a ratio computed by dividing Adjusted EBITDA by interest expense

Net Debt, a non-GAAP financial measure, equals total consolidated debt less cash and cash equivalents and loan premiums and discounts. The following table provides a reconciliation of total consolidated debt to net debt (Dollars in thousands).

We present net debt and net debt to Adjusted EBITDA because management believes it is a useful measure of our credit position and progress toward reducing leverage. The calculation is limited because we may not always be able to use cash to repay debt on a dollar for dollar basis.

	As of				
	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Total debt	$ 2,253,957	$ 2,333,683	$ 2,286,694	$ 2,252,559	$ 2,277,098
Less: cash and cash equivalents	(29,055)	(21,228)	(17,611)	(21,034)	(21,275)
Less: loan discounts and premiums, net	(27,454)	(31,721)	(33,970)	(37,253)	(39,804)
Total net debt	$ 2,197,448	$ 2,280,734	$ 2,235,113	$ 2,194,272	$ 2,216,019

Net Operating Income

We believe that Net Operating Income ("NOI"), a non-GAAP financial measure, is a useful supplemental measure of its operating performance. We define NOI as total property revenues less total property operating expenses, excluding depreciation and amortization, casualty related costs and gains, property management expenses, and general and administrative expenses, interest expenses, and net gains on sale of assets.

Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REITs. We believe that this measure provides an operating perspective not immediately apparent from GAAP operating income or net income insofar as the measure reflects only operating income and expense at the property level. We use NOI to evaluate performance on a same-store and non-same store basis because NOI measures the core operations of property performance by excluding corporate level expenses, financing expenses, and other items not related to property operating performance and captures trends in rental housing and property operating expenses. However, NOI should only be used as an alternative measure of our financial performance.

Same-Store Properties and Same-Store Portfolio

We review our same-store portfolio at the beginning of each calendar year. Properties are added into the same-store portfolio if they were owned at the beginning of the previous year. Properties that are held-for-sale or have been sold are excluded from the same-store portfolio. We may also refer to the Same-Store Portfolio as the IRT Same-Store Portfolio.

Total Gross Assets

Total Gross Assets equals total assets plus accumulated depreciation and accumulated amortization, including fully depreciated or amortized real estate and real estate related assets. The following table provides a reconciliation of total assets to total gross assets (dollars in thousands).

	As of				
	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Total assets	$ 5,983,494	$ 6,057,919	$ 5,948,204	$ 5,940,261	$ 5,972,848
Plus: accumulated depreciation (a)	789,619	753,539	715,702	674,236	630,743
Plus: accumulated amortization	71,001	70,838	69,958	69,532	69,998
Total gross assets	$ 6,844,114	$ 6,882,296	$ 6,733,864	$ 6,684,029	$ 6,673,589

(a) Includes accumulated depreciation associated with real estate held for sale, as applicable.

DEFINITIONS & NON-GAAP FINANCIAL MEASURE RECONCILIATIONS

Independence Realty Trust Inc.
Reconciliation of Same-Store Net Operating Income to Net Income (loss)
(Dollars in thousands)

	For the Three-Months Ended (a)				
	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Reconciliation of same-store net operating income to net income (loss)					
Same-store net operating income	$ 95,595	$ 100,805	$ 95,934	$ 93,831	$ 93,062
Non same-store net operating income	6,047	5,617	3,388	3,390	7,298
Pre-Merger STAR Portfolio NOI	-	-	-	-	-
Other revenue	338	346	275	298	203
Other income (expense), net	(693)	2,729	(703)	(850)	(830)
Property management expenses	(7,826)	(7,379)	(7,379)	(7,666)	(7,499)
General and administrative expenses	(8,406)	(4,856)	(4,765)	(6,244)	(8,381)
Depreciation and amortization expense	(58,725)	(57,742)	(55,261)	(54,127)	(53,721)
Casualty gains (losses), net	115	80	(1,249)	(465)	(2,301)
Interest expense	(19,348)	(19,770)	(18,308)	(17,460)	(20,603)
Gain on sale (loss on impairment) of real estate assets, net	1,496	(20,928)	688	(152)	10,530
Gain (loss) on extinguishment of debt	(67)	(2)	—	—	203
Restructuring costs	—	—	—	—	—
Merger and integration costs	—	—	—	—	—
Net income (loss)	$ 8,526	$ (1,100)	$ 12,620	$ 10,555	$ 17,961

(a) Same store portfolio includes 108 properties, which represents 31,662 units.

INDEPENDENCE REALTY TRUST

FORWARD LOOKING STATEMENTS

This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, but are not limited to, our earnings guidance, and the assumptions underlying such guidance, our planned use of remaining proceeds from our recent sales of common stock on a forward basis, our unsecured notes in a private placement, our expectations with respect to the two properties which we are under contract to acquire, and our expectations with respect to future acquisitions. All statements in this release that address financial and operating performance, events or developments that we expect or anticipate will occur or be achieved in the future are forward-looking statements.

Our forward-looking statements are not guarantees of future performance and involve estimates, projections, forecasts and assumptions, including as to matters that are not within our control, and are subject to risks and uncertainties including, without limitation, risks and uncertainties related to changes in market demand for rental apartment homes and pricing pressures, including from competitors, that could lead to declines in occupancy and rent levels, uncertainty and volatility in capital and credit markets, including changes that reduce availability, and increase costs, of capital, unexpected changes in our intention or ability to repay certain debt prior to maturity, increased costs on account of inflation, increased competition in the labor market, our planned use of proceeds from our recent sales of common stock on a forward basis and our unsecured notes in a private placement, inability to sell certain assets, including those assets designated as held for sale, within the time frames or at the pricing levels expected, failure to achieve expected benefits from the redeployment of proceeds from asset sales, inability or failure to achieve anticipated benefits from future acquisitions, delays in completing, and cost overruns incurred in connection with, our value add initiatives and failure to achieve rent increases and occupancy levels on account of the value add initiatives, unexpected impairments or impairments in excess of our estimates, increased regulations generally and specifically on the rental housing market, including legislation that may regulate rents and fees or delay or limit our ability to evict non-paying residents, risks endemic to real estate and the real estate industry generally, the impact of potential outbreaks of infectious diseases and measures intended to prevent the spread or address the effects thereof, economic conditions, including inflation and recessionary conditions and their related impacts on the real estate industry, U.S. and global trade policies and tensions, including changes in, or the imposition of, tariffs and/or trade barriers and the economic impacts, volatility and uncertainty resulting therefrom, the effects of natural and other disasters, unknown or unexpected liabilities, including the cost of legal proceedings, costs and disruptions as the result of a cybersecurity incident or other technology disruption, including but not limited to a third party's unauthorized access to our data or the data of our residents, unexpected capital needs, inability to obtain appropriate insurance coverages at reasonable rates, or at all, or losses from catastrophes in excess of our insurance coverages, and share price fluctuations. Please refer to the documents filed by us with the SEC, including specifically the "Risk Factors" sections of our Annual Report on Form 10-K for the year ended December 31, 2024, and our other filings with the SEC, which identify additional factors that could cause actual results to differ from those contained in forward-looking statements..

These forward-looking statements are based upon the beliefs and expectations of our management at the time of this release and our actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. We undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.